Exhibit 99.1

Faraday Future Announces its Outline for October FF 91 2.0 Deliveries as Part of its Ongoing ‘Delivery Co-Creation Day’ Plan and Provides Business Update

-	Company reaffirms commitment to reaching additional growth milestones in the future.
-	October is expected to continue the monthly trend of increasing month-over-month deliveries.

Los Angeles, CA (Sept. 28, 2023) -- Faraday Future Intelligent Electric Inc. (NASDAQ: FFIE) (“Faraday Future”, “FF” or “Company”), a California-based global shared intelligent electric mobility ecosystem company, today provided a business update via a live investor presentation webcast hosted by incoming Global CEO Matthias Aydt and Interim CFO Jonathan Maroko from its Hanford, California facility. Topics covered during the webcast included the considerable foundational milestones achieved over FF’s nine-year history; potential market opportunities; FF’s current financing situation, including the recently announced “at-the-market” (ATM) financing program; an overview of meaningful cost-cutting measures being implemented; and lastly, stressing the support and confidence of the senior management team through measures including the recently announced management stock purchase plan.

The Company also announced the continuation of its Co-Creation partnerships and outlined preliminary upcoming FF 91 2.0 Futurist Alliance deliveries for October as part of its ongoing ‘Delivery Co-Creation Day’ plans. In the third quarter, the Company delivered its first three FF 91 2.0 Futurist Alliance vehicles and plans to continue deliveries going forward. Specifically, the Company expects to deliver the FF 91 2.0 Futurist Alliance vehicle to one of FF’s long-time investors and the founder of the world’s largest global supplier of American Halloween costumes this weekend. Throughout October, FF will maintain its commitment to host weekly ‘Delivery Co-Creation Day’ events with four car owners: Emma Herman, Justin Bell, and two other Co-Creation Officers. Large-scale, high-quality deliveries remain the Company’s most critical strategic goal at present.

A replay of the live webcast can be viewed here: https://ff.com/ or the FF APP

Highlights from the Webinar

The Company filed a registration for an “at-the-market” (ATM) financing program. Having this program provides additional financial flexibility and optionality for the Company. Working with the Company’s group of placement agents, through the ATM, with the ability to raise money from the market at current prevailing market prices. It allows the Company to put a halt to its equity line of credit (ELOC) program and move away from additional convertible notes financing on which it had to relied over the past year. With an ATM program in place, the Company anticipates a return to more traditional corporate financing structures to financially support future growth.

The ATM is attractive to the Company, as it can be more flexible and less dilutive than other forms of equity-linked financing, and significantly less dilutive than the convertible notes FF has issued in the past year. The Company will be responsible and prudent in using this financing tool.

With approximately $3 billion invested into the Company to date, FF has delivered the FF 91 2.0 Futurist Alliance, which is truly an all-ability aiHypercar. This amazing vehicle is ready, validated, road tested, sellable and has now been delivered to the first group of users. The vehicle is also fully compliant for U.S production and delivery. Furthermore, the supply chain is aligned, and the Company is receiving all necessary parts. This marks a positive shift in the Company’s fundamentals as the formation of a complete operational closed loop and FF’s entry into the revenue-generating stage has begun.

“The task at hand right now is to increase production and delivery, build our brand, continue the development of our Co-Creation partnerships and show the world what an amazing vehicle the FF 91 2.0 is,” said Matthias Aydt, incoming Global CEO of FF. “I plan to focus on working collaboratively with suppliers to align on mutual interests and I’m going to lead our team’s efforts to improve internal processes and systems. We will work to improve the whole value chain by managing ongoing production and sales volume as we ramp up sales. And finally, I’m going to work to increase the efficiency of our operations, streamlining internal and external collaboration to maximize the economic performance of the FF 91 2.0.”

FF operates in a unique market segment – a hybrid of technology, luxury, and performance, in which it believes it will outperform any other automaker. Given the Company’s dual-home market strategy, its ability to access the China market (the largest global automotive market) is unique among ultra-high-end vehicle manufacturers such as Rolls Royce, Ferrari, Bentley, and Maybach. The Company is focused on improving margins, increasing awareness of its vehicles, and creating brand strength.

Users can preorder an FF 91 vehicle via the FF Intelligent App or through the Company’s website at:
(English):  https://www.ff.com/us/preorder/
or (Chinese):  https://www.ff.com/cn/preorder/

Download the new FF Intelligent App: http://appdownload.ff.com

ABOUT FARADAY FUTURE

Faraday Future is the pioneer of the Ultimate AI TechLuxury ultra spire market in the intelligent EV era, and the disruptor of the traditional ultra-luxury car civilization epitomized by Ferrari and Maybach. FF is not just an EV company, but also a software-driven intelligent internet company. Ultimately FF aims to become a User Company by offering a shared intelligent mobility ecosystem.

FOLLOW FARADAY FUTURE

https://www.ff.com/

https://www.ff.com/us/mobile-app/

https://twitter.com/FaradayFuture

https://www.facebook.com/faradayfuture/

https://www.instagram.com/faradayfuture/

www.linkedin.com/company/faradayfuture/

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, among others: the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the Company’s ability to satisfy the conditions precedent and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; general economic and market conditions impacting demand for the Company’s products; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-K/A filed with the Securities and Exchange Commission (“SEC”) on August 21, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CONTACTS

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com